EXHIBIT 31.1

                                  CERTIFICATION

I, Humphrey P. Polanen, Chief Executive Officer and Chairman of the Board of Sand Hill IT Security Acquisition Corp. (the "Company"), certify that:

     1.   I have reviewed this annual report on Form 10-KSB of the Company;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

          a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b. (paragraph omitted pursuant to SEC Release Nos. 33-8238 and 34-47986);

          c. evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

          d. disclosed in this quarterly report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

     4. The Company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent functions):

          a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting


                                         /s/ Humphrey P. Polanen
                                         Chief Executive  Officer and Chairman
                                         of the Board  (Principal  Executive
                                         Officer)
                                         March 29, 2005